UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 19, 2015

Alexion Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-27756	13-3648318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive,

Cheshire, Connecticut 06410

(Address of Principal Executive Offices, including Zip Code)

(203) 272-2596

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information in Item 2.03 below is incorporated herein by reference in its entirety.

Item 1.02	Termination of a Material Definitive Agreement

In connection with the entry into the Credit Agreement described in Item 2.03 below, on June 22, 2015, Alexion Pharmaceuticals, Inc. (“Alexion”) terminated the Credit Agreement, dated February 7, 2012, among Alexion, as Administrative Borrower, certain foreign subsidiaries, as borrowers thereto, the lenders referred to therein and Bank of America, N.A., as Administrative Agent. Alexion did not incur any early termination penalties in connection with the termination.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 22, 2015, Alexion completed the previously announced acquisition of Synageva BioPharma Corp. (“Synageva”) pursuant to the Agreement and Plan of Reorganization (the “Merger Agreement”), dated May 5, 2015, by and among Alexion, Synageva, Merger Sub Inc., a Delaware corporation and direct wholly owned subsidiary of Alexion (“Purchaser”) and Galaxy Merger Sub LLC, a Delaware limited liability company and direct wholly owned subsidiary of Alexion (“Merger Sub”).

As previously disclosed, pursuant to the Merger Agreement, on May 22, 2015, Purchaser commenced an exchange offer (the “Offer”) to purchase all of the issued and outstanding shares of common stock, par value $0.001 per share, of Synageva (each, a “Share” and together the “Shares”), with each Share accepted by Purchaser in the Offer to be exchanged for $115.00 in cash and 0.6581 shares of Alexion common stock, plus cash in lieu of any fractional shares, in each case, without interest, but subject to any applicable withholding of taxes (together, the “Transaction Consideration”).

The Offer expired at midnight, New York City time, at the end of June 19, 2015 (the “Expiration Time”). Computershare, the depositary and exchange agent for the Offer, advised that, as of the Expiration Time, a total of 21,021,124 Shares had been validly tendered and not properly withdrawn pursuant to the Offer, which tendered Shares represented approximately 56% of Synageva’s outstanding Shares. Purchaser accepted for exchange all such Shares validly tendered and not properly withdrawn pursuant to the Offer.

On June 22, 2015, pursuant to the terms of the Merger Agreement in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”) Purchaser merged with and into Synageva (the “First Merger”) with Synageva continuing as the surviving corporation and a direct wholly owned subsidiary of Alexion. In the First Merger, each Share that was issued and outstanding immediately prior to the effective time of the First Merger (the “Effective Time”) (other than (i) Shares held in the treasury of Synageva, (ii) Shares owned by Alexion, Purchaser, Synageva or any of their respective direct or indirect wholly owned subsidiaries and (iii) Shares owned by stockholders who have properly demanded and not withdrawn a demand for (or lost their right to) appraisal pursuant to Section 262 of the DGCL with respect to such Shares) was converted into the right to receive the Transaction Consideration at the Effective Time.

Immediately after the Effective Time, the surviving corporation of the First Merger merged with and into Merger Sub (the “Second Merger” and together with the First Merger, the “Mergers”), with Merger Sub surviving the Second Merger. In connection with the Second Merger, Merger Sub was renamed “Alexion Pharma LLC”.

The foregoing descriptions of the Offer, the Mergers and the Merger Agreement in this Item 2.01 are qualified in their entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Alexion’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2015 and incorporated herein by reference.

Item 2.03.               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 22, 2015, Alexion entered into a Credit Agreement (the “Credit Agreement”), by and among Alexion, as Administrative Borrower, certain foreign subsidiaries, as borrowers thereto, the lenders referred to therein and Bank of America, N.A., as Administrative Agent. Pursuant to the Credit Agreement, the Company borrowed term loans in an aggregate amount of $3.50 billion (the “Term Loans”). In addition, the Credit Agreement provides for a $500 million revolving facility, $200 million of which was drawn at closing (the “Revolving Loans” and, together with the Term Loans, the “Loans”). The Credit Agreement matures on June 22, 2020 (the “Maturity Date”).

The proceeds of the borrowing under the Credit Agreement were used to (i) finance the purchase of the Shares, (ii) refinance certain existing indebtedness of Alexion and its subsidiaries and (iii) pay fees and expenses incurred in connection with the foregoing.

The Loans will bear interest, at Alexion’s option, at either a base rate or a Eurodollar rate, in each case plus an applicable margin. Under the Credit Agreement, the applicable margins on base rate loans range from 0.25% to 1.00% and the applicable margins on Eurodollar loans range from 1.25% to 2.00%, in each case based on Alexion’s consolidated net leverage ratio.

The Loans will be guaranteed by certain of Alexion’s foreign and domestic subsidiaries and secured by liens on certain of Alexion’s and its subsidiaries’ equity interests, subject to certain exceptions.

Under the terms of the Credit Agreement, Alexion must maintain a ratio of total net debt to EBITDA (the “total leverage ratio”) of (i) 3.75 to 1.00, in the case of each such fiscal quarter ending on or prior to September 30, 2016 or (ii) 3.50 to 1.00, in the case of each such fiscal quarter ending after September 30, 2016, subject to certain increases following designated material acquisitions. In addition, Alexion must maintain a ratio of EBITDA to cash interest expense (the “interest coverage ratio”) of at least 3.50 to 1.00.

The Credit Agreement contains customary representations and warranties and usual and customary affirmative and negative covenants. The Credit Agreement also contains certain customary events of default.

Several of the lenders under the Credit Agreement and their affiliates have various relationships with Alexion and its subsidiaries involving the provision of financial services, such as investment banking, commercial banking, advisory, cash management, custody, corporate credit card, and trust services for which they receive customary fees and may do so in the future.

The above summary of certain terms and conditions of the Credit Agreement does not purport to be a complete discussion of that agreement or related documents and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached to this report as Exhibit 10.1.

The Credit Agreement attached to this Current Report on Form 8-K and the above description have been included to provide investors and security holders with information regarding the terms of such document. They are not intended to provide any other factual information about Alexion or its respective subsidiaries, affiliates, businesses or equity holders. The representations, warranties and covenants contained in the Credit Agreement were made only for purposes of the Credit Agreement and as of specific dates; were solely for the benefit of the parties to the Credit Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations warranties and covenants or any description thereof may not reflect the actual state of facts or condition of Alexion or any of its respective subsidiaries, affiliates, businesses or equity holders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of such documents, as applicable, which subsequent information may or may not be fully reflected in public disclosures by Alexion. Accordingly, investors should read the representations and warranties in the Credit Agreement not in isolation but only in conjunction with the other information about Alexion that it includes in reports, statements and other filings it makes with the SEC.

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the First Merger, Felix J. Baker, formerly a director of Synageva, was appointed to the board of directors of Alexion, effective as of the Effective Time. Dr. Baker was appointed to Alexion’s board of directors pursuant to the Merger Agreement, which required that Alexion take all appropriate actions at or prior to the closing to appoint Dr. Baker to the board of directors at Alexion, effective as of the Effective Time, including adjusting the size of the board of directors of Alexion, if necessary.

Dr. Baker will receive compensation for his service on the board of directors in accordance with Alexion’s standard compensatory arrangements for non-employee directors. A description of the compensatory arrangements for non-employee directors is included in Alexion’s proxy statement on Schedule 14A for the 2015 annual meeting of stockholders, filed with the SEC on April 8, 2015.

Dr. Baker served as a director on the board of directors of Synageva since October 2000 and as Chairman of the board of directors of Synageva since September 2001. Dr. Baker is co-managing member of Baker Bros. Advisors, LP, a registered investment adviser focused on long-term investments in life sciences companies. Dr. Baker and his brother, Julian Baker, started their fund management careers in 1994 when they co-founded a biotechnology investing partnership with the Tisch family. In 2000, they founded Baker Bros. Advisors LP. Dr. Baker holds a B.S. and a Ph.D. in immunology from Stanford University, where he also completed two years of medical school. Dr. Baker is also currently a director of Genomic Health, Inc. and Seattle Genetics, Inc., both of which are publicly traded biotechnology companies. During the past five years, Dr. Baker also served as a director of Ardea Bioscience, Inc. and ConjuChem Biotechnologies Inc., both of which were publicly traded companies during Dr. Baker’s service.

Item 8.01	Other Events.

On June 22, 2015, Alexion issued a press release announcing the expiration and results of the Offer, and on June 23, 2015, Alexion issued a press release announcing the consummation of the Mergers. Copies of those press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The financial statements of Synageva required by Item 9.01(a) to this Current Report on Form 8-K are incorporated herein by reference to Synageva’s Annual Report on Form 10-K for the year ended December 31, 2014 and to Synageva’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.

(b) Pro Forma Financial Information. The pro forma financial information required by Item 9.01(b) to this Current Report on Form 8-K is incorporated hereby by reference to the unaudited pro forma combined balance sheet as of March 31, 2015 and the unaudited pro forma combined statement of operations for the three months ended March 31, 2015 and the year ended December 31, 2014, in each case included in Alexion’s Registration Statement on Form S-4/A filed by Alexion with the SEC on June 9, 2015.

(d) Exhibits. The following exhibits are provided as part of this Form 8-K:

(d)  Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated May 5, 2015, among Alexion Pharmaceuticals, Inc., Pulsar Merger Sub Inc., Galaxy Merger Sub LLC and Synageva BioPharma Corp. (incorporated by reference to Exhibit 2.1 to Form 8-K filed by Alexion Pharmaceuticals, Inc. with the SEC on May 6, 2015).

10.1

Credit Agreement, dated as of June 22, 2015, by and among Alexion Pharmaceuticals, Inc, as administrative borrower, the guarantors referred to therein, the lenders referred to therein and Bank of America, N.A., as administrative agent.

99.1	Press Release announcing completion of Offer, dated June 22, 2015 (incorporated by reference to Exhibit (a)(5)(I) to Amendment No. 3 to the Tender Offer Statement on Schedule TO of Pulsar Merger Sub, Inc. and Alexion Pharmaceuticals, Inc. filed with the SEC on June 22, 2015).

99.2	Press Release announcing completion of Mergers, dated June 23, 2015.

99.3

Audited Consolidated Historical Financial Statements of Synageva BioPharma Corp. (incorporated by reference from Synageva BioPharma Corp.’s Annual Report on Form 10-K for the year ended December 31, 2014).

99.4

Unaudited Consolidated Interim Financial Statements of Synageva BioPharma Corp. (incorporated by reference from Synageva BioPharma Corp.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015).

99.5	Unaudited Pro Forma Combined Financial Information as of March 31, 2015 and the Unaudited Pro Forma Combined Statement of operations for the three months ended March 31, 2015 and the year ended December 31, 2014 (in each case incorporated by reference from Alexion’s Registration Statement on Form S-4/A filed by Alexion with the SEC on June 9, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXION PHARMACEUTICALS, INC

By:	/s/ Michael V. Greco
Name:	Michael V. Greco
Title:	Vice President of Law and Corporate Secretary

Date: June 23, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated May 5, 2015, among Alexion Pharmaceuticals, Inc., Pulsar Merger Sub Inc., Galaxy Merger Sub LLC and Synageva BioPharma Corp. (incorporated by reference to Exhibit 2.1 to Form 8-K filed by Alexion Pharmaceuticals, Inc. with the SEC on May 6, 2015).

10.1	Credit Agreement, dated as of June 22, 2015, by and among Alexion Pharmaceuticals, Inc, as administrative borrower, the guarantors referred to therein, the lenders referred to therein and Bank of America, N.A., as administrative agent.

99.1	Press Release announcing completion of Offer, dated June 22, 2015 (incorporated by reference to Exhibit (a)(5)(I) to Amendment No. 3 to the Tender Offer Statement on Schedule TO of Pulsar Merger Sub, Inc. and Alexion Pharmaceuticals, Inc. filed with the SEC on June 22, 2015).

99.2	Press Release announcing completion of Mergers, dated June 23, 2015.

99.3	Audited Consolidated Historical Financial Statements of Synageva BioPharma Corp. (incorporated by reference from Synageva BioPharma Corp.’s Annual Report on Form 10-K for the year ended December 31, 2014).

99.4	Unaudited Consolidated Interim Financial Statements of Synageva BioPharma Corp. (incorporated by reference from Synageva BioPharma Corp.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015).

99.5	Unaudited Pro Forma Combined Financial Information as of March 31, 2015 and the Unaudited Pro Forma Combined Statement of operations for the three months ended March 31, 2015 and the year ended December 31, 2014 (in each case incorporated by reference from Alexion’s Registration Statement on Form S-4/A filed by Alexion with the SEC on June 9, 2015).

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